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                                                                    EXHIBIT 21.1

Subsidiary*                                                                  Jurisdiction of Organization
----------------------------------------                                     ----------------------------
BFS, LLC                                                                               Delaware

BFS IP, LLC                                                                            Delaware

BFS Texas, LLC                                                                         Delaware

Builders FirstSource Financing, Inc.                                                   Delaware

Builders FirstSource Holdings, Inc.                                                    Delaware

Builders FirstSource of Nashville, Inc.                                               Tennessee

Builders FirstSource--Atlantic Group, LLC                                              Delaware

Builders FirstSource--Colorado Group, LLC                                              Delaware

Builders FirstSource--Colorado, LLC                                                    Delaware

Builders FirstSource--Dallas, LLC                                                      Delaware

Builders FirstSource--Florida Design Center, LLC                                       Delaware

Builders FirstSource--Florida, LLC                                                     Delaware

Builders FirstSource--Intellectual Property, L.P.                                         Texas

Builders FirstSource--MBS, LLC                                                         Delaware

Builders FirstSource--Northeast Group, LLC                                             Delaware

Builders FirstSource--Ohio Valley, LLC                                                 Delaware

Builders FirstSource--Raleigh, LLC                                                     Delaware

Builders FirstSource--South Texas, L.P.                                                   Texas

Builders FirstSource--Southeast Group, LLC                                             Delaware

Builders FirstSource--Texas GenPar, LLC                                                Delaware

Builders FirstSource--Texas Group, L.P.                                                   Texas

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
Subsidiary*                                                              Jurisdiction of Organization
----------------------------------------                                 ----------------------------

Builders FirstSource--Texas Installed Sales, L.P.                                         Texas

CCWP, Inc.                                                                       South Carolina

* Each subsidiary does business under its own name, the name "Builders FirstSource, Inc.," and the name "Builders FirstSource."

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